SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

Aggressive Growth Fund
Aggressive Growth Fund Institutional Shares
Growth & Income Fund
Growth & Income Fund Adviser Shares
Income Stock Fund
Income Stock Fund Institutional Shares
Income Fund
Income Fund Institutional Shares
Income Fund Adviser Shares
Science & Technology Fund
Science & Technology Fund Adviser Shares
Short-Term Bond Fund
Short-Term Bond Fund Institutional Shares
Short-Term Bond Fund Adviser Shares
Intermediate-Term Bond Fund
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Share
High Income Fund
High Income Fund Institutional Shares
High Income Fund Adviser Shares
Small Cap Stock Fund
Small Cap Stock Fund Institutional Funds
Capital Growth Fund
First Start Growth Fund
Growth Fund
Growth Fund Institutional Shares
Money Market Fund
Value Fund
Value Fund Adviser Shares
Value Fund Institutional Shares

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   10/1/2012                        /s/ DANIEL S. MCNAMARA
      -------------------               ----------------------------------------
                                        Daniel S. McNamara
                                        President


                           SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


Aggressive Growth Fund
Aggressive Growth Fund Institutional Shares
Growth & Income Fund
Growth & Income Fund Adviser Shares
Income Stock Fund
Income Stock Fund Institutional Shares
Income Fund
Income Fund Institutional Shares
Income Fund Adviser Shares
Science & Technology Fund
Science & Technology Fund Adviser Shares
Short-Term Bond Fund
Short-Term Bond Fund Institutional Shares
Short-Term Bond Fund Adviser Shares
Intermediate-Term Bond Fund
Intermediate-Term Bond Fund Institutional Shares
Intermediate-Term Bond Fund Adviser Share
High Income Fund
High Income Fund Institutional Shares
High Income Fund Adviser Shares
Small Cap Stock Fund
Small Cap Stock Fund Institutional Funds
Capital Growth Fund
First Start Growth Fund
Growth Fund
Growth Fund Institutional Shares
Money Market Fund
Value Fund
Value Fund Adviser Shares
Value Fund Institutional Shares

In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2012, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   9/28/2012                        /s/ ROBERTO GALINDO, JR.
      -------------------               ----------------------------------------
                                        Roberto Galindo, Jr.
                                        Treasurer